This submission is being made as of August 31, 2006 by TT International U.S.A. Feeder Trust solely to obtain identifiers for its series, TT Europe Mutual Fund and TT Active International Mutual Fund (each, a "Fund), and for Institutional Class Shares, Class 1 Shares, Class 2 Shares and Class 3 Shares of each Fund. Each such series and class was in existence prior to February 6, 2006.